SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)
Filed by the Registrant  |X|

Filed by the Party other than the Registrant  |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                         GREENE COUNTY BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.

        $125 per  Exchange  Act Rules O-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.

        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1.       Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------
        2.       Aggregate number of securities to which transaction applies:

                 ---------------------------------------------------------------
        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 ---------------------------------------------------------------
        4.       Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------
        5.       Total fee Paid:

                 ---------------------------------------------------------------

|_|      Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.       Amount previously paid:_______________________________________________

2.       Form, Schedule or Registration Statement No.:_________________________

3.       Filing Party:_________________________________________________________

4.       Date Filed:___________________________________________________________

               [LETTERHEAD OF GREENE COUNTY BANCSHARES GOES HERE]










                                 April 11, 2001




Dear Shareholder:

     We invite you to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Greene County Bancshares, Inc. (the "Company") to be held at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee, on Wednesday, April 25, 2001 at 11:00 a.m., local time.

     The Annual Meeting has been called for the election of directors and for consideration of adoption of an amendment to the Company's Amended and Restated Charter as set forth herein. Enclosed is a proxy statement, a proxy card and the Company's Annual Report to Shareholders for the 2000 fiscal year. Directors and officers of the Company as well as representatives of Crowe, Chizek and Company LLP, the Company's independent auditors for the 2000 fiscal year, will be present to respond to any questions shareholders may have.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

     Thank you for your cooperation and your continuing support.

           Sincerely,

           /s/ Ralph T. Brown              /s/ R. Stan Puckett

           Ralph T. Brown                  R. Stan Puckett
           Chairman of the Board           President and Chief Executive Officer

                         GREENE COUNTY BANCSHARES, INC.
                              100 NORTH MAIN STREET
                          GREENEVILLE, TENNESSEE 37743
                                 (423) 639-5111


--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 2001
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Greene County Bancshares, Inc. (the "Company") will be held on Wednesday, April 25, 2001 at 11:00 a.m., local time, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon the following matters:

     (1)  to elect four directors of the Company;

     (2)  to  consider  and vote  upon a  proposed  amendment  to the  Company's
          Amended and Restated Charter to increase the number of authorized shares to 15,000,000 shares of common stock; and

     (3) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     NOTE:The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by
original  or  later   adjournments,   the  Annual   Meeting  may  be  adjourned.
Shareholders of record at the close of business on March 30, 2001 will be entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and choose to vote in person at the Annual Meeting.

                                BY ORDER OF THE BOARD OF DIRECTORS


                                /s/ Davis Stroud

                                Davis Stroud
                                Secretary

Greeneville, Tennessee
April 11, 2001

--------------------------------------------------------------------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE, AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT

                                       of

                         GREENE COUNTY BANCSHARES, INC.
                              100 NORTH MAIN STREET
                          GREENEVILLE, TENNESSEE 37743
                                 (423) 639-5111
                             ----------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 25, 2001

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished to shareholders of Greene County Bancshares, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors to be used at the 2001 Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held on Wednesday, April 25, 2001 at 11:00 a.m., local time, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are first being mailed to shareholders on or about April 11, 2001.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR ELECTION OF FOUR NOMINEES AS DIRECTORS OF THE COMPANY AND FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES TO 15,000,000 SHARES. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person or a director where the nominee is unable to serve or for good cause will not serve, and with respect to any other matter presented to the Annual Meeting if such notice has not been delivered to the Company in accordance with the Company's Bylaws. If any other matters are properly brought before the Annual Meeting as to which proxies confer discretionary authority, the persons named in the proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors. Except for procedural matters incident to the conduct of the Annual Meeting, the Company does not know of any other matters that are to come before the Annual Meeting. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Such proxies will be counted for purposes of determining a quorum at the Annual Meeting.

     Shareholders who execute proxies may revoke them at any time prior to their exercise by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Please note that the mere presence of a shareholder at the Annual Meeting will not, by itself, automatically revoke such shareholder's proxy.

--------------------------------------------------------------------------------
                                VOTING SECURITIES
--------------------------------------------------------------------------------

     The securities that may be voted at the Annual Meeting consist of shares of the Company's common stock, par value $10.00 per share (the "Common Stock"). Each share entitles its owner to one vote on all matters. Persons who held shares of Common Stock on March 30, 2001 (the "Record Date") are entitled to vote at the Annual Meeting. The number of shares of Common Stock outstanding as of the Record Date was 1,363,778.

--------------------------------------------------------------------------------
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

     Persons and groups beneficially owning more than 5% of the Common Stock are required under federal securities laws to file certain reports with the Securities and Exchange Commission ("SEC") detailing their ownership. The following table sets forth the amount and percentage of the Common Stock beneficially owned by any person or group of persons known to the Company to be a beneficial owner of more than 5% of the Common Stock as of the Record Date.

         Name and Address of          Amount and Nature of     Percent of Common
           Beneficial Owner         Beneficial Ownership (a)   Stock Outstanding
  -------------------------------- ------------------------- -------------------

  Phil M. Bachman
  1330 E. Allen Bridge Road                142,030 (b)              10.41%
  Greeneville, Tennessee   37743

-------------------
(a) For purposes of this table, an individual is considered to "beneficially own" any share of Common Stock which he or she, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares: (1) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security. In addition, an individual is deemed to be the beneficial owner of any share of Common Stock of which he has the right to acquire voting or investment power within 60 days of the Record Date.
(b) Includes 5,288 shares of Common Stock held directly or indirectly by Mr. Bachman's wife as to which Mr. Bachman disclaims beneficial ownership. Had such shares not been included, Mr. Bachman's ownership percentage would have been 10.03%.

     The following table sets forth, as of the Record Date, certain information known to the Company as to Common Stock beneficially owned by each director and executive officer of the Company and by all directors and executive officers of the Company as a group.

                                                   Amount and Nature of         Percent of Common
Name and Position                               Beneficial Ownership (a)(b)     Stock Outstanding
---------------------------------------------- ------------------------------ ----------------------
Ralph T. Brown, Chairman of the Board                     17,860                       1.31%
R. Stan Puckett, President, Chief
     Executive Officer and Director                       20,900 (c)                   1.52%
Davis Stroud, Secretary and Director                       4,578                        *
Phil M. Bachman, Director                                142,030 (d)                  10.41%
Terry Leonard, Director                                    9,666                        *
James A. Emory, Director                                  10,018                        *
W.T. Daniels, Director                                     1,500                        *
Charles S. Brooks, Director                                   90                        *
J.W. Douthat, Director                                     4,826                        *
Jerald K. Jaynes, Director                                 1,650                        *
H.J. Moser, III, Director                                  2,100                        *
Bruce Campbell, Director                                     970                        *
Charles H. Whitfield, Jr., Director                          646                        *
William F. Richmond, Senior Vice
     President and Chief Financial Officer                   836 (e)                    *

All  directors  and  executive  officers as a
group (14 persons)                                       217,670                      15.86%
                                                                              (Footnotes on following page)

----------------------
*    Less than 1% of the outstanding Common Stock.
(a)  For the  definition of  "beneficial  ownership,"  see Note (a) to the above table.
(b) Includes shares owned directly by directors and executive officers of the Company as well as shares held by their spouses and children, trusts of which certain directors are trustees and corporations in which certain directors own a controlling interest. Includes shares of Common Stock subject to outstanding options which are exercisable within 60 days of the Record Date.
(c) Includes options to acquire 9,000 shares of Common Stock currently exercisable by Mr. Puckett at an exercise price equal to 150% of the book value of the Common Stock at the date of grant (a weighted average price of approximately $60.74 per share).
(d) Includes 5,288 shares of Common Stock held directly or indirectly by Mr. Bachman's wife as to which Mr. Bachman disclaims beneficial ownership. Had such shares not been included, Mr. Bachman's ownership percentage would have been 10.03%.
(e)  Includes   options  to  acquire  836  shares  of  Common  Stock   currently
     exercisable by Mr. Richmond at an exercise price equal to the estimated fair market value of the Common Stock at date of grant (a weighted average exercise price of approximately $98.04).

--------------------------------------------------------------------------------
                       PROPOSAL 1 -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is currently composed of 13 members, 12 of whom are listed in the table below and J.W. Douthat, who will retire at the Annual Meeting. The Board of Directors has unanimously approved a reduction in the size of the Board of Directors from 13 members to 12 members effective upon the retirement of Mr. Douthat. The Company's Amended and Restated Charter requires that directors be divided into three classes, as nearly equal in number as possible, the members of each class to serve for a term of three years and until their successors are elected and qualified, with one-third of the directors elected each year. The Board of Directors, acting in its capacity as a nominating committee, has nominated for election as directors, Phil M. Bachman, Ralph T. Brown, James A. Emory and Terry Leonard, each of whom are currently members of the Board, to serve until his respective successor is elected and qualified. Under Tennessee law, directors are elected by a plurality of the votes cast at an election.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of each of the nominees. If any nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of a substitute nominee as the Board of Directors may recommend. In the alternative, the Board of Directors may, at its discretion, reduce its size to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION AS DIRECTORS OF ALL THE NOMINEES LISTED BELOW.

     The following table sets forth certain information with respect to each of the Company's current directors whose term of office as a director will or, assuming re-election, is expected to continue after the Annual Meeting. Each of the Company's directors also currently serves as a director of Greene County Bank (the "Bank"), the wholly owned subsidiary of the Company. There are no arrangements or understandings between the Company and any director pursuant to which such person has been selected as a director or nominee for director of the Company, and no director or nominee is related to any other director, nominee or executive officer by blood, marriage or adoption.

                                        Director      Current Term to    Previous Five-Years Business
Name                       Age(a)       Since (b)         Expire         Experience
----                       ------       ---------         ------         ----------

                    BOARD NOMINEE FOR TERM TO EXPIRE IN 2004
Phil M. Bachman             63            1968              2001          President, Bachman-Bernard Motors
                                                                          (automobile dealer)
Ralph T. Brown              68            1979              2001          Dentist; retired 1996
James A. Emory              67            1983              2001          Retired; former President,  J.A.E. Foods,
                                                                          Inc. (restaurant management)
Terry Leonard               62            1975              2001          Owner/Operator, Leonard & Associates
                                                                          (manufacturing)

                         DIRECTORS CONTINUING IN OFFICE

Bruce Campbell              49            2000              2002          President  and  Chief  Operating  Officer,
                                                                          Forward Air Corporation (transportation)
Jerald K. Jaynes            63            1992              2002          Retired;  former  President  & CEO,  Unaka
                                                                          Co. Inc. (manufacturing)
R. Stan Puckett             44            1989              2002          President  and  Chief  Executive  Officer
                                                                          of the Company and the Bank
Charles S. Brooks           62            1990              2003          Chairman   of   the   Board,   McInturff,
                                                                          Milligan & Brooks (insurance agency)
W.T. Daniels                56            1987              2003          Property management
H.J. Moser, III             53            1999              2003          President,  Tennessee  Valley  Resources,
                                                                          Inc. (limestone and sand distributor)
Davis Stroud                67            1989              2003          Secretary  of the  Company  and the Bank;
                                                                          Retired;  former Executive Vice President
                                                                          of the Company and the Bank
Charles H. Whitfield, Jr.   42            2000              2003          President  and Chief  Executive  Officer,
                                                                          Laughlin  Memorial   Hospital   (hospital
                                                                          management)

-------------------------------
(a)  As of December 31, 2000.
(b) Indicates year that director first served as a director of either the Company or the Bank.

--------------------------------------------------------------------------------
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Company conducts its business through meetings of the Board of Directors. There are no standing committees of the Board of Directors of the Company. The business of the Bank is conducted through its Board of Directors, which met 13 times in 2000, 12 of which were regular meetings and one was a specially called meeting, and also held no meetings via telephone. Each member of the Board of Directors of the Company and of the Bank attended at least 75% or more of the aggregate of (a) the total number of meetings of the boards of directors and (b) the total number of meetings held by all committees on which they served, with the exception of Mr. Moser, who attended 69% of the aggregate of such meetings.

     The Board of Directors of the Company acts as a nominating committee for selecting management's nominees for election as directors. Nominations may also be made by shareholders, provided such nominations are made in writing and submitted to the Secretary or the President of the Company in accordance with the Company's Amended and Restated Charter. During 2000, the Board of Directors met once in its capacity as a nominating committee.

     The Audit Committee of the Bank also serves as the audit committee for the Company. The Audit Committee of the Bank consists of Messrs. Leonard, Brown, Stroud and Jaynes (Chairman) Each of the directors who serve on the Audit Committee are "independent" of the Company, as the term "independent" is defined under Rule 4200 of the listing standards of the National Association of Security Dealers, Inc. For 2001, the Chairman of the Audit Committee will be Mr. Jaynes. This committee meets quarterly to (1) monitor the accounting and financial reporting practices of the Company, and (2) determine whether the Company has adequate administrative, operating and internal accounting controls. The Company's Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee charter is attached as Appendix A. This committee met seven times during 2000 in its capacity as the Audit Committee for the Company. A copy of the Audit Committee Report is attached as Appendix B.

     The Bank's Compensation Committee also serves as the compensation committee for the Company. The Compensation Committee consists of Messrs. Leonard (Chairman), Brown, Bachman, Brooks, Daniels, Douthat and Campbell. It meets periodically to evaluate the compensation and fringe benefits of the directors, officers and employees of the Bank and the Company and recommend changes to the respective Boards of Directors. The Compensation Committee met two times during 2000.

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

     Directors of the Company are compensated in their capacity as such at $400 for each quarterly meeting of the Company's Board of Directors. During 2000, the Company's Board of Directors met eight times, three of which were paid meetings.

     Directors of the Company are also directors of the Bank and are compensated by the Bank in their capacity as directors of the Bank. Directors of the Bank receive $400 for each regular monthly Board meeting attended, plus payment of such fee for up to two absences during a year, and $400 for each specially called meeting attended. Each Bank director also receives an annual retainer fee of $6,000, paid in equal quarterly amounts. Members of the Executive Committee of the Bank's Board of Directors also receive $435 for each twice-monthly meeting of the Committee attended, and the two permanent members of the Committee receive an annual retainer of $1,500. Members of the Bank's Audit Committee received $200 for each quarterly meeting. Compensation for all other committee meetings is $200.

     The Bank maintains a deferred compensation plan (the "Plan") pursuant to which directors may elect to defer receipt of a portion of their fees by entering into deferred fee agreements with the Bank. The agreements also provide for payment of benefits under certain events of disability, early retirement, termination of employment or death. The Bank is the beneficiary of life insurance acquired with respect to participating directors for purposes of the Plan.

--------------------------------------------------------------------------------
EXECUTIVE COMPENSATION AND OTHER  BENEFITS
--------------------------------------------------------------------------------

     SUMMARY COMPENSATION TABLE. The following table sets forth cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer and each of the other executive officers of the Company. No other officer of the Bank serves as an executive officer of the Company.

                                                                                 Long-Term Compensation
                                                                        ----------------------------------------
                                         Annual Compensation                       Awards               Payouts
                                 ------------------------------------   ----------------------------    -------
                                                                        Restricted    Securities
Name and Principal                                     Other Annual       Stock       Underlying         LTIP        All Other
     Position            Year    Salary    Bonus(a)   Compensation(b)    Award(s)    Options/SARs(#)    Payouts   Compensation (c)
     --------            ----    ------    --------   ---------------    --------    ---------------    -------   ----------------
R. Stan Puckett          2000    $200,000   $35,300          --             --           1,800(d)         --          $38,192
   President and         1999     190,000    69,500          --             --           1,800(d)         --           38,550
   Chief Executive       1998     176,400    61,500          --             --           1,800(d)         --           37,050
   Officer of the
   Company and
   the Bank

William F. Richmond      2000     $92,788   $11,300          --             --             490(e)         --          $13,918
   Senior Vice           1999      88,900    21,500          --             --             490(e)         --           13,335
   President and Chief   1998      85,072    14,000          --             --             441(e)         --           12,760
   Financial Officer
   of the Company
   and the Bank

----------------------------
(a) Bonus amounts reflect amounts earned during the stated fiscal year, even if paid in the subsequent fiscal year. All amounts have been restated to reflect this presentation.
(b) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits in 2000, 1999 and 1998 received by the named executive officers did not exceed 10% of the respective executive's annual salary and bonus.
(c) Reflects contributions by the Company to its retirement plans for the benefit of each named officer and payments of directors' fees to Mr. Puckett. Directors' fees paid to Mr. Puckett were $12,692 for 2000, $14,550 for 1999 and $13,050 for 1998. Contributions to retirement plans made by the Company on behalf of Messrs. Puckett and Richmond for the years 2000, 1999 and 1998 are as follows: $25,500 in 2000, $24,000 in 1999 and 1998 for
     Mr. Puckett; and $13,918, $13,335 and $12,760, respectively, for Mr. Richmond. A portion of such directors' fees paid to Mr. Puckett is deferred pursuant to agreements entered into individually with an insurance company.
(d) Mr. Puckett is granted options each year to purchase 1,800 shares of Common Stock with an exercise price equal to 150% of the Common Stock's book value at the time of grant and with a term of 10 years. Such options are granted pursuant to a 1989 stock option plan adopted by the Company and as to which Mr. Puckett is the sole participant.
(e) Granted pursuant to the Company's 1995 Stock Option Plan as to which options are granted with an exercise price equal to fair market value at date of grant and are exercisable for ten years from date of grant.

     OPTION GRANTS IN FISCAL YEAR 2000. The following table contains information concerning the grant of stock options to Mr. Puckett under a 1989 stock option plan and to Mr. Richmond under the 1995 Stock Option Plan. Neither plan provides for the grant of stock appreciation rights.

                            Number of          Percent of
                            Securities       Total Options
                            Underlying         Granted to        Exercise
                         Options Granted      Employees in        Price                             Grant Date
          Name           Number of Shares     Fiscal Year      ($ per share)  Expiration Date     Present Value
          ----           ----------------     -----------      -------------  ---------------     -------------
R. Stan Puckett                1,800 (a)         17.62%            69.30           12/10            $167,886(b)
William F. Richmond              490              4.80%           160.00           12/10            $ 16,096(b)
                                                                                          (Footnotes on following page)

-----------------------------
(a) Options are granted with an exercise price equal to 150% of the book value of the underlying stock on the date of grant.
(b) Represents the present value of the option at the date of grant as determined using the Black-Scholes option pricing model. In calculating the present value of the option grant, the following assumptions were utilized:
     (i) the current market price of the underlying Common Stock at the date of grant was $160.00; (ii) the continuously compounded risk-free rate of return expressed on an annual basis was 5.10%; (iii) the risk of the underlying Common Stock, measured by the standard deviation of the continuously compounded annual rate of return of the Common Stock, was 9.62%; and (iv) dividends on the underlying Common Stock increased at an annual rate of 5%. These assumptions are used for illustrative purposes only. No assurance can be given that actual experience will correspond to the assumptions utilized.

     AGGREGATED OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUES. The following table sets forth information concerning the value of options held by the named executive officers at the end of the fiscal year.

                                                                       Number of Securities
                                                                      Underlying Unexercised          Value of Unexercised
                                                                    Options at Fiscal Year-End      In-the-Money Options at
                              Shares Acquired         Value          Exercisable/Unexercisable        Fiscal Year-End (a)
           Name               on Exercise (#)      Realized ($)         (Number of Shares)         Exercisable/Unexercisable
           ----               ---------------      ------------         ------------------         -------------------------
R. Stan Puckett                     --                  --               9,000 /    --                  $893,340 /    --
William F. Richmond                 --                  --                 836 /  1,386                 $ 51,798 / $27,620

------------------------
(a) Represents the difference between fair market value of underlying Common Stock at year-end (based on the most recent sales price known to management) and the exercise price. Options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the Option and out-of-the-money if the exercise price of unexercisable options exceeds current fair market value.

     RETIREMENT PLANS. The Company maintains a contributory Profit Sharing Plan ("PSP") and a non-contributory Money Purchase Plan ("MPP") covering certain employees with more than one year of service.

     Employees participating in the PSP may contribute up to 10% of their monthly salary, with the Company contributing 3% of participating employees' salary (not to exceed 10% of profit before taxes). Employees of the Bank, but not its subsidiaries, participate in the MPP, in which the Company contributes 12% to fund the MPP. The 3% Company contribution to the PSP vests immediately, while the 12% Company contribution to the MPP vests after two years of employment.

     Contributions in the amount of $25,500 and $13,918 were made for the accounts of Messrs. Puckett and Richmond, respectively, under both retirement plans in 2000. Mr. Puckett and Mr. Richmond are fully vested under the Plan.

     EMPLOYMENT CONTRACTS. The Company entered into an employment agreement with Mr. Puckett effective January 23, 1996, without any specified term, to serve as President and Chief Executive Officer of the Company. The agreement, which is terminable by either party at any time, provides for a base salary plus directors' fees, life insurance, participation in benefit plans and other fringe benefits. If Mr. Puckett's employment is not continued by mutual agreement following a merger or acquisition involving the Company, Mr. Puckett shall be entitled to a payment equal to two years' compensation (defined to include his base salary plus fringe benefits and the value of his stock options). The payment that would be made to Mr. Puckett, assuming his termination of employment under the foregoing circumstances at December 31, 2000, would have been approximately $763,600. This provision may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company.

--------------------------------------------------------------------------------
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     Decisions on compensation of the Company's executives generally are made by a seven-member Compensation Committee of the Board of Directors of the Bank. Each member of the Compensation Committee is a non-employee director and is appointed annually.

     The Committee is responsible for developing and making recommendations to the Board of Directors concerning compensation paid to the Chief Executive Officer and, based upon the recommendation of the Chief Executive Officer, all other employees. The Committee is further responsible for administering all aspects of the Company's executive compensation program. Executive compensation is intended to be set at levels that the Compensation Committee believes is consistent with others in the Company's industry, and the Committee also considers general economic conditions and other external factors.

     Base salaries for executive officers are determined initially by evaluating the responsibilities of the position held, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within the financial services industry. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company and the performance of the executive. Compensation paid during 2000 to executive officers consisted of base salary, bonus, stock options and contributions paid with respect to the Company's retirement plans. It is the philosophy of the Compensation Committee that stock options should be awarded only to the key employees of the Company to promote long-term interests between such employees and the Company's shareholders and to assist in the retention of such employees. For 2000, based on the factors discussed above and a review by the Committee, Mr. Puckett and Mr. Richmond received a 5.3% and 4.4% increase in base pay, respectively. Payments to the Company's retirement plans are made to certain employees on a non-discriminatory basis.

     Mr. Puckett receives a bonus award based upon increases in the per-share price of the Common Stock, return on average equity of the Bank and overall performance reviews. Mr. Richmond receives a bonus award based upon the discretion of the President and Chief Executive Officer of the Company. The bonus awarded to Messrs. Puckett and Richmond in 2000 totaled 17.6% and 12.2%, respectively, of their base salaries for 2000.

     The Committee believes that Mr. Puckett's total compensation for 2000 appropriately reflected his contribution to the Company's financial results. The Committee believes that the Company's overall performance was indicative of a well-managed company during a challenging business climate.

COMPENSATION COMMITTEE

Terry Leonard (Chairman)                             Charles Brooks
Ralph Brown                                          W. T. Daniels
J.W. Douthat                                         Bruce Campbell
Philip M. Bachman, Jr.

April 11, 2001

--------------------------------------------------------------------------------
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

     The Compensation Committee consists of Messrs. Leonard, Bachman, Brown, Brooks, Daniels, Douthat and Campbell.

     Except for Directors Bachman and Brooks, no member of the Compensation Committee of the Board of Directors of the Company was (a) either (i) an officer or employee of the Company or any of its subsidiaries during the fiscal year ended December 31, 2000, (ii) a former officer of the Company or any of its subsidiaries, or (iii) an insider (i.e., director, officer, director or officer nominee, greater than 5% shareholder, or immediate family member of the foregoing) of the Company or any of its subsidiaries that (b) engaged in transactions with the Company or any subsidiary involving more than $60,000 during the fiscal year ended December 31, 2000, except for the transactions described below.

     The Company purchases insurance coverage from McInturff, Milligan and Brooks of which Mr. Brooks is Chairman of the Board. During 2000, premiums totaling $211,825 were paid by the Company to McInturff, Milligan and Brooks. Management believes the fees paid are fair and reasonable and do not exceed those premiums that would be paid to a third party firm.

     The Company purchases vehicles from Bachman-Bernard Motors, as to which Mr. Bachman serves as President. The Company paid Bachman-Bernard Motors $116,416 during 2000, which was for five vehicles. Management believes the price paid was fair and reasonable and does not exceed amounts that would have otherwise been paid in an arm's-length transaction to a third party.

--------------------------------------------------------------------------------
CUMULATIVE STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The following graph shows the cumulative total return on the Common Stock of the Company over the last five years, compared with (1) the Standard & Poor's Bank Composite Index and (2) the Standard & Poor's Major Regional Bank Index. Cumulative total return on the stock or the index equals the total increase in value since December 31, 1995 assuming reinvestment of all dividends paid into the stock or the index, respectively. The graph was prepared assuming that $100 was invested on December 31, 1995 in the Common Stock and also in the securities included in the indices used for comparison purposes. There is no established public trading market in which shares of the Common Stock are regularly traded, nor are there any uniformly quoted prices for the shares of Common Stock.

                       CUMULATIVE TOTAL SHAREHOLDER RETURN
                  COMPARED WITH PERFORMANCE OF SELECTED INDICES

                        At December 31, 1995 through 2000


[GRAPH SHOWING CUMULATIVE SHAREHOLDER RETURN]

                                                                            Period Ending
------------------------------------------------------------------------------------------------------------------------
   Index                                           1995        1996        1997        1998        1999        2000
------------------------------------------------------------------------------------------------------------------------
Greene County Bancshares, Inc.                    100.00      119.34      170.33      199.90      265.64      288.41
Standard & Poor's Bank Composite Index            100.00      137.31      193.69      201.88      171.05      195.50
Standard & Poor's Major Regional Bank Index       100.00      132.41      194.32      210.16      175.98      218.99


--------------------------------------------------------------------------------
CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------

     The Company and its subsidiaries have had, and expect to have in the future, transactions in the ordinary course of business with directors and executive officers and members of their immediate families, as well as with principal shareholders. All loans included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with non-affiliated persons. It is the belief of management that such loans neither involved more than the normal risk of collectability nor presented other unfavorable features.

--------------------------------------------------------------------------------
      PROPOSAL 2 -- INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
--------------------------------------------------------------------------------

GENERAL

     The Company's Amended and Restated Charter currently authorizes the issuance of a total of 5,000,000 shares of capital stock, all of which are Common Stock. As of the Record Date, there were 1,363,778 shares of Common Stock issued and outstanding. Under Tennessee law, the number of authorized shares may only be increased by an amendment to the charter of the Company and, except for increases to reflect stock dividends, the amendment must be approved by shareholders.

PROPOSED AMENDMENT

     The proposed amendment to the Company's Charter would increase the number of shares of authorized capital stock from 5,000,000 shares to 15,000,000 shares, increasing the total number of shares of authorized Common Stock from 5,000,000 to 15,000,000.

CONSIDERATIONS IN SUPPORT OF THE AMENDMENT

     Although the Company has no present intention of issuing additional shares of Common Stock, the Board of Directors believes that the availability of increased shares of Common Stock will provide the Company with needed flexibility in structuring possible future financing and acquisitions and in meeting other corporate needs that may arise. In the future, additional authorized shares of Common Stock would be available for general corporate purposes, including but not limited to possible issuances as stock dividends or stock splits, in future mergers or acquisitions, in a future public offering or private placement, or under a stock benefit plan. The Board of Directors does not intend to issue any additional shares of capital stock except on terms that the Board of Directors deems to be in the best interests of the Company and its shareholders.

OTHER CONSIDERATIONS

     The proposed increase in the number of shares of Common Stock authorized for issuance will not affect the rights, such as voting and liquidation rights, of the outstanding shares of Common Stock. If, however, additional shares were issued, the percentage ownership interests of existing shareholders would be reduced and, depending upon the terms pursuant to which the new shares were issued, the book value of outstanding shares could be diluted. Each share of the Common Stock will have the same rights and will be identical in all respects with each other share of Common Stock. Holders of Common Stock do not have any preemptive right to subscribe for or purchase any additional securities issued by the Company.

     The additional authorized but unissued shares of Common Stock authorized under this proposal could, consistent with the fiduciary responsibility of the Company's directors, be issued without shareholder approval in transactions that might dilute the percentage ownership of current shareholders and/or render more difficult a change in control of the Company. For example, such shares could be used to create a substantial voting block favorable to the Board of Directors to effect an acquisition that would preclude an acquiror's gaining control or to dilute an acquiror's voting power. The Board of Directors, however, is not aware of any effort to obtain control of the Company and does not currently contemplate the issuance of the authorized shares for the foregoing purposes.

VOTE REQUIRED

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED ADOPTION OF THIS PROPOSAL AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL. APPROVAL OF THE PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE TOTAL VOTES REPRESENTED AND ENTITLED TO BE CAST AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT.

     ALTHOUGH THE COMPANY BELIEVES THAT THE MATERIAL PROVISIONS OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CHARTER AND BYLAWS ARE SET FORTH ABOVE, REFERENCE SHOULD BE MADE TO THE TEXT OF THE AMENDMENT, A COPY OF WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX C.

--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater-than-10% shareholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that, during and with respect to the year ended December 31, 2000, all such filing requirements were timely satisfied except that Messrs. Campbell, Whitfield and Moser filed their respective Form 3 late, and Messrs. Stroud and Moser filed their respective Form 4 late.

--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors entered into a three-year agreement with the certified public accounting firm of Crowe, Chizek and Company LLP to serve as independent auditors for the Company, beginning with the fiscal year ended December 31, 2000. Crowe, Chizek and Company LLP served as the Company's independent auditors for the year ended December 31, 2000.

     On October 18, 2000, PricewaterhouseCoopers LLP was dismissed as the principal accountants of the Company and Crowe, Chizek and Company LLP was engaged as its principal accountants. The decision to change accountants was approved by the Audit Committee. The audit reports of PricewaterhouseCoopers LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 1999 and 1998, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. In connection with the audits of the two most recent fiscal years ended December 31, 1999 and 1998, and the subsequent interim period through October 18, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

     A representative of Crowe, Chizek and Company LLP is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he so desires.

     During the year ended December 31, 2000, the Company incurred the following principal independent auditor fees:

         Audit Fees(a):                                  $   71,000

         Financial Information Systems Design
            and Implementation Fees:                     $        0

         All Other Fees:                                 $    6,750(b)

-----------------------
(a) Includes fees related to annual report on Form 10-K and quarterly reports on Form 10-Q.
(b) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

     Stockholder proposals for inclusion in the Company's proxy statement and form of proxy statement relating to the Company's 2002 Annual Meeting of Shareholders must be received by December 5, 2001. If the Company is not notified of a stockholder proposal by March 15, 2002, then the Company may have the discretion to vote the proxies against such stockholder proposal, even though such proposal is not discussed in the proxy statement. Stockholder proposals should be addressed to Secretary, Greene County Bancshares, Inc., 100 North Main Street, Greeneville, Tennessee 37743. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy relating to the Company's 2002 Annual Meeting of Shareholders any stockholder proposal that does not satisfy the requirements for inclusion as established by the Securities and Exchange Commission at the time of receipt.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any other business to be presented for action by the shareholders at the Annual Meeting other than those matters described in this Proxy Statement and matters incident to the conduct of the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote such proxy on such matters as determined by a majority of the Board of Directors.


--------------------------------------------------------------------------------
                                 MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone number without additional compensation.

     The Company's 2000 Annual Report to Shareholders (the "Annual Report"), including financial statements, has been mailed to all persons who were shareholders of record as of the close of business on the Record Date. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of this proxy solicitation material or as having been incorporated herein by reference.


                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Davis Stroud

                                             Davis Stroud
                                             Secretary

Greeneville, Tennessee
April 11, 2001

--------------------------------------------------------------------------------
                           ANNUAL REPORT ON FORM 10-K
--------------------------------------------------------------------------------

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO PERSONS WHO WERE SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, GREENE COUNTY BANCSHARES, INC., 100 NORTH MAIN STREET, GREENEVILLE, TENNESSEE 37743 OR BY CALLING (423) 639-5111.
--------------------------------------------------------------------------------

                                                                      APPENDIX A

                         GREENE COUNTY BANCSHARES, INC.
                             AUDIT COMMITTEE CHARTER


The Board of Directors of Greene County Bancshares, Inc. ("GCBI") establishes an Audit Committee with authority, responsibility and specific duties as described below.

Composition

The committee shall be comprised of a minimum of three outside directors who are independent of management and are free of any relationship that, in the opinion of the Board of Directors ("the Board"), would interfere with their exercise of independent judgment as a committee member. The determination of independence will be made in accordance with the provisions of Section 36 of FDICIA and any other requirements as may be promulgated from time to time by those regulatory agencies or other authorities applicable to the governance of GCBI.

The members of the committee shall be financially literate either at the time of appointment to the committee, or within a reasonable period of time thereafter. At least one member of the committee should have accounting or related financial management expertise.

One of the members shall be appointed committee chairman by the chairman of the Board.

Responsibility

The Audit Committee has a major responsibility to provide assistance to the Board in fulfilling their fiduciary responsibility to the shareholders and investment community related to accounting and reporting practices, the quality and integrity of financial reports, and the quality and effective administration of loan portfolios for GCBI and all subsidiaries.

The committee is to be the Board's principal agent in ensuring the independence of the corporation's outside external auditors and internal auditors, the integrity of management, and the adequacy of disclosures to stockholders. It is the intention of the Board to adhere to the Securities and Exchange Commission's ("SEC") rule regarding Audit Committee Disclosure that became effective January 31, 2000.

The Audit Committee is also responsible for overseeing that management has established and maintained processes to assure that an adequate system of internal controls is in place and functioning as designed within GCBI and all subsidiaries. In addition, the committee will oversee that management has established and maintained processes to assure compliance with all applicable laws, regulations and corporate policies. In so doing, the Audit Committee will be responsible for handling relations with the outside external auditing firm, and the Internal Audit and Loan Review functions.

The committee will ensure that its members receive an appropriate degree of education and training in order to maintain an adequate level of expertise necessary to discharge their responsibilities on an ongoing basis.

Authority

The Audit Committee may be requested by the Board to investigate any activity of GCBI, and all employees are directed to cooperate as requested by members of the committee. The committee is empowered to retain persons having special
competence   as  necessary   to  assist  the   committee   in   fulfilling   its
responsibility.

The committee views the independent auditors, Internal Audit and Loan Review as important resources. To this end, the Audit Committee should concur in the appointment or removal of the independent auditors, the Internal Auditors and the Manager of Loan Review. However, the opportunity for the independent auditors and Internal Auditors to meet with the entire Board of Directors as needed is not to be restricted.

To the extent necessary to fulfill its primary  responsibilities,  the committee
will  also  communicate  with  the  corporate  legal  counsel,   the  Accounting
Department, Credit Administration, and others, as it deems necessary.

Frequency of Meetings

The Audit Committee shall meet as often as deemed necessary in order to fulfill its responsibilities, but not less than quarterly.

Attendance at Meetings

In addition to the members of the Audit Committee, the chairman of the Audit Committee may request members of management, the Internal Auditors and representatives of the independent auditors be present at meetings of the committee, as deemed appropriate.

Agenda for Meetings

In carrying out their responsibilities, the committee's agenda and procedures should remain flexible in order that it can best react to changing conditions and environment and to assure the Board and Shareholders that the accounting and reporting practices of GCBI and subsidiaries are in accordance with all requirements and are of the highest quality.

The committee's agenda on an annual basis will include the following:

1. Provide an open avenue of communication between the independent auditors, the Internal Auditors, and the Board.

2.   Confirm  and  assure  the  independence  of the  independent  and  Internal
     Auditors.

3. Review coordination of audit efforts between the independent and Internal Auditors to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

4. Meet periodically with the independent and Internal Auditors and Manager of Loan Review without members of management present.

5. Review and approve the scope and general extent of the audit examination performed by the independent auditors, including their engagement letter. The independent auditors' fees are to be arranged by management and annually summarized for committee review and approval.

6. Review any other services rendered by the independent audit firm for GCBI and all subsidiaries.

7.   Review with the  independent  auditors the adequacy  and  effectiveness  of
     internal  auditing,  control  of  the  organization,   recommendations  for
     improvement in control, and any difficulties encountered.

8. Arrange for the independent auditors to review the following items with the Audit Committee:

     a) GCBI's annual report to shareholders and Forms 10K and 10Q, including the financial statements, and financial statement and supplemental disclosures required by generally accepted accounting principles and the SEC.
     b)   Significant  transactions,  if  any,  not  a  normal  part  of  GCBI's operations.
     c) Changes (pending or proposed), if any, during the year in GCBI's accounting principles or their application.
     d)   Significant  adjustments,   if  any,  not  a  normal  part  of  GCBI's
          operations.
     e) The independent auditors should be instructed to communicate with the chairman of the Audit Committee if there is a probability that a pending quarterly review report, if any, will be other than standard.

9.   Inquire  of  the   independent   auditors   whether  there  have  been  any
     disagreements with management, which if not satisfactorily resolved, would have caused them to modify their report on GCBI's financial statements.

10.  Ascertain that the independent auditors understand that:

     a)   The Audit Committee is the independent auditors' client;
     b) The independent auditors are required to provide a timely analysis of current financial reporting issues and practices;
     c) The independent auditors are required to discuss their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and the degree of aggressiveness or conservativeness of principles and estimates.

11. Evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information.

12. Elicit the comments of management regarding the responsiveness of the independent auditors to GCBI's needs.

13. Review and approve the annual audit plan, including their engagement letter, prepared by the Internal Auditors.

14. Review and approve the status of completion of and significant changes to the Internal Audit annual plan and budget.

15. Evaluate internal accounting control through a review of reports prepared by the Internal Auditors that describe control weaknesses, and determine that appropriate corrective action is being taken by management.

16. Review the Internal Auditors' compliance with the Institute of Internal Auditor's Standards for the Professional Practice of Internal Accounting.

17. Review the organizational structure and qualifications of the Internal Auditors.

18. Review and approve the loan review policy and operating plan of the Loan Review department.

19. Review and approve the status of completion of and significant changes to the Loan Review plan and budget.

20. Evaluate asset quality and credit administration through a review of reports prepared by the Loan Review department that evaluate asset quality, the adequacy of allowance for loan losses, and management of the loan portfolios of GCBI and subsidiaries.

21.  Review all reports of examination issued by GCBI's regulators.

22. Make, or cause to be made, all necessary inquiries of management and the independent auditors concerning established standards of corporate conduct and performance, and deviations therefrom. Legal matters, regulatory and legal requirements and issues, and insurance concerns, which could significantly impact the financial statements, should also be reported.

23. Discuss with GCBI and subsidiaries' management the scope and quality of internal accounting and financial reporting controls in effect.

24. Review with GCBI and subsidiaries' management, Internal Auditors and independent auditors, GCBI's policies and procedures to reasonably ensure the adequacy of internal accounting and financial reporting controls.

25. Inquire of management, the independent auditors and Internal Auditors about significant risks or exposures and assess steps management has taken to minimize risks.

26. Apprise the Board of significant developments in the course of performing the above duties.

27. Prepare a written report that describes the Audit Committee's composition and responsibilities and how they were discharged.

28.  Review, update and approve the Audit Committee Charter annually.

29. Recommend to the Board any appropriate extensions or changes in the duties of the committee.

Committee Communications

Minutes of each meeting shall be prepared with copies to be provided to members of the committee and made available to management, the independent auditors, Internal Auditors and regulatory examiners.

The chairman of the Audit Committee shall make a report to the Board on the results of each meeting of the Audit Committee.

                                                                      APPENDIX B

                             AUDIT COMMITTEE REPORT

     The Board of Directors of the Company has appointed an Audit Committee, consisting of four directors, which assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

     The Audit Committee reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those matters described in Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees, and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee also discussed the results of the internal audit examinations.

     The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. The Audit Committee held seven meetings during 2000.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

February 20, 2001                                    Jerald K. Jaynes, Chair
                                                     Terry Leonard, Member
                                                     Ralph T. Brown, Member
                                                     Davis Stroud, Member

                                                                      APPENDIX C

                      INCREASED LEVEL OF AUTHORIZED SHARES


     It is proposed that Section 6(b) of the Company's Amended and Restated Charter be deleted in its entirety and substituted as follows:

         (b) Fifteen Million (15,000,000) shares of Common Stock, with a par value of Ten Dollars ($10.00) per share.

                         GREENE COUNTY BANCSHARES, INC.
                              100 NORTH MAIN STREET
                          GREENEVILLE, TENNESSEE 37743

                     REVOCABLE PROXY FOR THE ANNUAL MEETING
                                 OF SHAREHOLDERS
                                 APRIL 25, 2001

     The undersigned hereby constitutes and appoints R. Stan Puckett and William
F. Richmond, and each of them, the proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Greene County Bancshares, Inc. (the "Company") to be held at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee on Wednesday, April 25, 2001 at 11:00 a.m., local time, and any adjournments thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote, upon the following matters.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED HEREIN, AND WILL BE VOTED (I) FOR THE ELECTION OF DIRECTORS, (II) FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CHARTER, AND (III) AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS, IF NO INSTRUCTIONS TO THE CONTRARY ARE MARKED HEREIN AND TO THE EXTENT THIS PROXY CONFERS DISCRETIONARY AUTHORITY.

       1. The Election of Directors: Phil M. Bachman, Ralph T. Brown, James A. Emory and Terry Leonard

       |_| FOR all nominees listed above             |_|  WITHHOLD AUTHORITY to
           (except as marked to the contrary below).      vote for all nominees
                                                          listed above.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME BELOW.)

--------------------------------------------------------------------------------


       2. Amendment to the Company's Amended and Restated Charter to increase the number of authorized shares to 15,000,000 shares of common stock.

         FOR                          AGAINST                         ABSTAIN
         |_|                            |_|                             |_|

       3. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

--------------------------------------------------------------------------------

     The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of the Shareholders and Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2000, and hereby revokes any proxy heretofore given. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE ITS EXERCISE.



Date:
       ----------------------------------------------

Signature:
            -----------------------------------------

Signature:
            -----------------------------------------



PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS HEREIN AND RETURN IN THE ENCLOSED ENVELOPE. If acting as executor, administrator, trustee, guardian, etc. you should so indicate when signing. If the signor is a corporation, please sign the full name by duly appointed officer. If a partnership, please sign in partnership name by authorized person. If shares are held jointly, each shareholder named should sign.